
Condensed Consolidated Statements of Income
                                                                  Three Months Ended *                Twelve Months Ended*
                                                                        March 31,                         March 31,
                                                              -----------------------------       -----------------------------

                                                                                  % Change           As                % Change
                                                                                     Fav/          Restated              Fav/
                                                               1999       1998      (Unfav)          1999       1998    (Unfav)
                                                               ----       ----      -------          ----       ----    -------
                                                                 (Millions)                          (Millions)
Operating Revenues
     Electric                                               $ 255.2    $ 276.6        (8)%       $1,202.8   $1,238.8       (3)%
     Electric interchange                                      94.0       96.3        (2)           554.9      245.3      126
     Gas                                                      123.1      116.6         6            294.3      306.5       (4)
     Diversified enterprises                                   76.1       85.9       (11)           351.6      723.9      (51)
                                                              -----      -----                    -------    -------
         Total                                                548.4      575.4        (5)         2,403.6    2,514.5       (4)
                                                              -----      -----                    -------    -------

Operating Expenses
     Fuel for electric plants                                  51.4       55.7          8           245.9      242.8       (1)
     Power purchased                                           51.7       97.1         47           689.8      279.2     (147)
     Gas purchased for resale                                  72.5       66.0        (10)          156.1      174.0       10
     Diversified enterprises                                   81.5       94.7         14           378.8      778.6       51
     Other operating and maintenance                          151.7      108.8        (39)          580.8      431.9      (34)
     Depreciation and amortization                             44.5       50.7         12           197.4      200.5        2
     Amortization of regulatory asset                           1.5        -         (100)            1.5        -       (100)
     General taxes                                             29.9       38.7         23           114.4      133.8       14
     Clinton plant impairment loss                              -          -           -          2,666.9        -         -
                                                              -----      -----                    -------    -------
         Total                                                484.7      511.7          5         5,031.6    2,240.8     (125)
                                                              -----      -----                    -------    -------
Operating Income (Loss)                                        63.7       63.7          0        (2,628.0)     273.7       -
                                                              -----      -----                    -------    -------

Other Income
     Miscellaneous - net                                       10.9       (1.5)        -             15.5        1.2       -
     Equity earnings in affiliates                              0.5        5.5        (91)           17.5       19.0       (8)
                                                              -----      -----                    -------    -------
         Total                                                 11.4        4.0        185            33.0       20.2       63
                                                              -----      -----                    -------    -------

Income (Loss) Before Interest Charges and Income Taxes         75.1       67.7         11        (2,595.0)     293.9       -
                                                              -----      -----                    -------    -------

Interest Charges
     Interest expense                                          43.1       36.6        (18)          152.5      142.6       (7)
     Allowance for borrowed funds
         used during construction                              (1.2)      (1.1)         9            (3.3)      (4.7)     (30)
     Preferred dividend requirements
         of subsidiary                                          5.0        4.9         (2)           19.9       20.9        5
                                                              -----      -----                    -------    -------
         Total                                                 46.9       40.4        (16)          169.1      158.8       (6)
                                                              -----      -----                    -------    -------

Income (Loss) Before Income Taxes                              28.2       27.3          3        (2,764.1)     135.1       -
                                                              -----      -----                    -------    -------

Income Taxes
     Income tax - impairment loss                               -          -           -           (982.8)        -       100
     ITC - Clinton impairment                                   -          -           -           (160.4)        -       100
     Other income taxes                                        11.3        4.3       (163)          (35.3)      51.7      168
                                                              -----      -----                    -------    -------
         Total                                                 11.3        4.3       (163)       (1,178.5)      51.7       -
                                                              -----      -----                    -------    -------
Net Income (Loss) Before Extraordinary Item                    16.9       23.0        (27)       (1,585.6)      83.4       -

Extraordinary Item Net of Income Tax Benefit
     of $118.0 Million                                          -          -           -              -       (195.0)     100
                                                              -----      -----                    -------    -------
Net Income (Loss)                                              16.9       23.0        (27)       (1,585.6)    (111.6)      -
     Carrying amount over consideration
         paid for redeemed preferred
         stock of subsidiary                                    0.8        -          100             0.8        0.2       -
                                                              -----      -----                    -------    -------

Net Income (Loss) Applicable to Common Stock                 $ 17.7     $ 23.0        (23)      $(1,584.8)   $(111.4)      -
                                                              =====      =====                    =======    =======

Weighted average common shares                                 69.9       71.7                       71.2       73.0

Earnings (loss) per common share before
     extraordinary item (basic and diluted)                 $  0.25     $ `0.32                   ($22.26)      1.14

Extraordinary item per common share (basic and diluted)        -           -                         -        ($2.67)

Earnings (loss) per common share (basic and diluted)        $  0.25     $ 0.32                    ($22.26)    ($1.53)

Cash dividends declared
     per common share                                       $  0.31     $ 0.31                    $  1.24      $1.24
Cash dividends paid
     per common share                                       $  0.31     $ 0.31                    $  1.24      $1.24

* Unaudited



These statements are submitted as a matter of general information and are not intended to induce, or to be used in connection with, any sale or purchase of securities. These statements should be read in conjunction with Illinova's and Illinois Power Company's 1999 Quarterly Reports on Form 10-Q/A and Form 8-K and 8-K/A filings to the Securities and Exchange Commission, and Illinova and Illinois Power Company's 1998 Form 10-K/A filings to the Securities and Exchange Commission.


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